SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 17, 2004
(Date of earliest event reported)

Access Integrated Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

55 Madison Avenue, Suite 300, Morristown NJ	07960
(Address of principal executive offices)	(Zip Code)

(973) 290-0080
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        On November 19, 2004, Access Integrated Technologies, Inc., a Delaware corporation (“Access Integrated”), filed a Form 8-K (the “Original Form 8-K”) to report that, on November 17, 2004, Access Integrated, FiberSat Global Services Inc., a Delaware corporation and a wholly-owned subsidiary of Access Integrated (“Purchaser”), FiberSat Global Services, LLC, a California limited liability company (“Company”), Richard Wolfe, Ravi Patel, McKibben Communications, Globecomm Systems, Inc., Timothy Novoselski, Scott Smith and Michael Farina, members (“Members”) of the Company, closed the transactions under the Asset Purchase Agreement dated October 19, 2004 (“Purchase Agreement”) among the parties. The transaction is referred to herein as the “FiberSat Transaction.” Purchaser acquired substantially all of the assets of, and assumed specified liabilities of, the Company in the FiberSat Transaction. In consideration for the assets, Access Integrated issued 540,000 shares of its restricted Class A Common Stock, $.001 par value per share (“Class A Common Stock”) to the Members, and paid approximately $381,000 in cash to the Company. Under the Purchase Agreement, (a) the Members may receive additional shares of restricted Class A Common Stock (capped at 100,000 shares) if the fair market value of the restricted Class A Common Stock falls below a certain minimum amount over a certain period of time; and (b) the Members may receive additional shares of restricted Class A Common Stock as an earn-out based upon the earnings of the Company’s business for the three years after the closing date.

        Access Integrated had reported in the Original Form 8-K that it would file the financial statements of the Company and pro forma financial statements of Access Integrated required by Item 9.01 of Form 8-K by January 27, 2005. This Form 8-K/A is being filed to amend the Original Form 8-K (i) to report that Access Integrated is filing such financial statements on February 2, 2005, the date that such financial statements are due for filing under Item 9.01(a)(4) of Form 8-K, and (ii) to include such financial statements. No other change is effected by this Form 8-K/A.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

FiberSat Global Services, LLC’s audited financial statements for the year ended on December 31, 2003 and unaudited financial statements for the nine months ended on September 30, 2004 are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

(b)      Pro Forma Financial Information

Access Integrated Technologies, Inc.‘s unaudited pro forma condensed combined balance sheet as of September 30, 2004 and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2004 and the six months ended September 30, 2004 are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively, and incorporated herein by reference.

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(c)      Exhibits

           The following exhibit is furnished as part of this report:

99.1* Press Release of Access Integrated Technologies, Inc., dated November 19, 2004.

99.2 Audited balance sheet of FiberSat Global Services, LLC as of December 31, 2003, and the related statements of operations, members’ equity and cash flows for the year then ended.

99.3 Unaudited balance sheet of FiberSat Global Services, LLC as of September 30, 2004 and the unaudited statements of operations, members’ equity and cash flows for the nine months ended September 30, 2004.

99.4 Unaudited pro forma condensed combined balance sheet of Access Integrated Technologies, Inc. as of September 30, 2004.

99.5 Unaudited pro forma condensed combined statements of operations of Access Integrated Technologies, Inc. for the year ended March 31, 2004 and the six months ended September 30, 2004.

* Incorporated by reference from the Registrant’s Current Report on Form 8-K dated November 17, 2004, which was filed on November 19, 2004 (Commission File No. 001-31810).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     ACCESS INTEGRATED TECHNOLOGIES, INC.

By:/s/ Brian D. Pflug Name: Brian D. Pflug Title: Senior Vice President-Accounting and Finance Dated: February 2, 2005

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EXHIBIT INDEX

99.2	Audited balance sheet of FiberSat Global Services, LLC as of December 31, 2003, and the related statements of operations, members' equity and cash flows for the year then ended.

99.3	Unaudited balance sheet of FiberSat Global Services, LLC as of September 30, 2004 and the unaudited statements of operations, members' equity and cash flows for the nine months ended September 30, 2004.

99.4	Unaudited pro forma condensed combined balance sheet of Access Integrated Technologies, Inc. as of September 30, 2004.

99.5	Unaudited pro forma condensed combined statements of operations of Access Integrated Technologies, Inc. for the year ended March 31, 2004 and the six months ended September 30, 2004.

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